UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   October 23, 2013

CONSOLIDATED GRAPHICS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS	001-12631	76-0190827
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

5858 WESTHEIMER, SUITE 200

HOUSTON, TEXAS 77057

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On October 24, 2013, Consolidated Graphics, Inc., a Texas corporation (the “Company” or “Consolidated Graphics”) issued a joint press release announcing, among other things, the entry into an Agreement and Plan of Merger (the “Merger Agreement”) with R.R. Donnelly & Sons Company, a Delaware corporation (“RR Donnelley”) and Hunter Merger Sub, Inc., a Texas corporation and wholly-owned subsidiary of RR Donnelley.  A copy of the joint press release is attached hereto as Exhibit 99.1 and the sections thereof corresponding to such announcement are hereby incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit 99.1.               Joint Press Release issued by the Company and R. R. Donnelley & Sons Company on October 24, 2013.

Additional Information and Where To Find It

This report relates to a proposed transaction between Consolidated Graphics and RR Donnelley, which will become the subject of a registration statement on Form S-4 and proxy statement/prospectus forming a part thereof, to be filed with the SEC by Consolidated Graphics and RR Donnelley.  This document is not a substitute for the registration statement and proxy statement/prospectus that Consolidated Graphics and RR Donnelley will file with the SEC or any other documents that Consolidated Graphics or RR Donnelley may file with the SEC or send to shareholders of Consolidated Graphics in connection with the proposed transaction.  BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF CONSOLIDATED GRAPHICS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED BY CONSOLIDATED GRAPHICS OR RR DONNELLEY WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.  Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus (when available) and other relevant documents filed or that will be filed by Consolidated Graphics or RR Donnelley with the SEC through the website maintained by the SEC at http://www.sec.gov.  Copies of the registration statement, proxy statement/prospectus and other relevant documents filed by Consolidated Graphics with the SEC will be available free of charge on Consolidated Graphics’ internet website at www.cgx.com or by contacting Consolidated Graphic’s Investor Relations Department at (713) 787-0977.  Copies of the registration statement, proxy statement/prospectus and other relevant documents filed by RR Donnelley with the SEC will be available free of charge on RR Donnelley’s internet website at www.rrd.com or by contacting RR Donnelley’s Investor Relations Department at (800) 742-4455.

No Offer or Solicitation

This report does not constitute an offer to sell, or an invitation to subscribe for or purchase, or exchange, any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this announcement in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Consolidated Graphics, RR Donnelley, and their respective directors and executive officers may be considered participants in the solicitation of proxies from shareholders of Consolidated Graphics in connection with the proposed transaction.  Information about the directors and executive officers of Consolidated Graphics is set forth in its proxy statement for its 2013 annual meeting of shareholders, which was filed with the SEC on July 9, 2013.  Information about the directors and executive officers of RR Donnelley is set forth in its proxy statement for its 2013 annual meeting of shareholders, which was filed with the SEC on April 15, 2013.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Use of Forward-Looking Statements

This document includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of Consolidated Graphics, its expectations relating to the proposed transaction with RR Donnelley and its future financial condition and performance, including estimated synergies.  Statements that are not historical facts, including statements about Consolidated Graphics’ management’s beliefs and expectations, are forward-looking statements.  Words such as “believes”, “anticipates”, “estimates”, “expects”, “intends”, “aims”, “potential”, “will”, “would”, “could”, “considered”, “likely”, “estimate” and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  While Consolidated Graphics believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Consolidated Graphics’ control.  By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur.  Actual results may differ materially from Consolidated Graphics’ current expectations depending upon a number of factors affecting Consolidated Graphics’ business and risks associated with the successful execution and integration of the proposed transaction with RR Donnelley and the performance of RR Donnelley’s businesses following such transaction.  These factors include, among others, the inherent uncertainty associated with financial projections; the volatility and disruption of the capital and credit markets, and adverse changes in the global economy; factors that affect customer demand, including changes in postal rates and postal regulations, changes in the capital markets, changes in advertising markets, the rate of migration from paper-based forms to digital format, customers’ budgetary constraints and customers’ changes in short-range and long-range plans; customers’ financial strength; shortages or changes in availability, or increases in costs of, key materials (such as ink, paper and fuel); changes in tax laws or interpretations that could increase consolidated tax liabilities; successful completion of the proposed transaction with RR Donnelley; the ability to implement plans for the integration of the proposed transaction, including with respect to sales forces, cost containment, asset rationalization and other key strategies and the ability to recognize the anticipated synergies and benefits of the proposed transaction; the receipt of required regulatory approvals for the proposed transaction (including the approval of antitrust authorities necessary to complete the proposed transaction); the reliability of the participants to RR Donnelley’s and Consolidated Graphics’ respective lending agreements; competitive pressures in all markets in which Consolidated Graphics and RR Donnelley operate; and such other risks and uncertainties detailed in Consolidated Graphics’ periodic public filings with the SEC, including but not limited to those discussed under “Risk Factors” in Consolidated Graphics’ Form 10-K for the fiscal year ended March 31, 2013, in Consolidated Graphics’ subsequent filings with the SEC and in other investor communications of Consolidated Graphics from time to time.  Consolidated Graphics does not undertake to and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC.
(Registrant)

By:	/s/ Jon C. Biro
Jon C. Biro
Executive Vice President and Chief Financial and Accounting Officer

Date: October 24, 2013